UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 5, 2000
                                                 ----------------

                       TRINITY ENERGY RESOURCES, INC.
              --------------------------------------------------
              (Exact Name of Registrant as specified in charter)



         Nevada                     000-29333               87-0431497
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


16420 Park Ten Place, Houston, Texas                          77084
------------------------------------------            ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (914) 561-7770
                                                   ----------------

                                       N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

On  December  5,  2000,  a Letter of Intent was signed  between  Trinity  Energy
Resources, Inc. ("the Company") and Diasu Oil and Gas Company, Inc. to enter into a formal and definitive purchase and sale agreement to purchase the Stock of Diasu Oil and Gas Company, Inc.

As part of the Company's due diligence, an independent engineer's report was requested that reflects an estimate of the reserves and future production and income attributable to certain leasehold interests of Diasu Oil and Gas Company, Inc. as of October 1, 2000. That report, provided in the form of a letter, is submitted in this 8-K filing as an exhibit.

A press release was issued on December 11, 2000 describing the Letter of Intent.

INDEX  TO  EXHIBITS


  Exhibit
  Number    Description
  -------   -----------


10.22 Letter of Intent, dated December 5, 2000, by and between Trinity Energy Resources, Inc. and Diasu Oil and Gas Company, Inc.

10.23 Engineer's Report (Letter dated November 17, 2000) from Bill O. Wilbanks, Registered Professional Engineer, PE No. 48568.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TRINITY ENERGY RESOURCES, INC.


Date: December 22, 2000      /s/ Dennis E. Hedke
                             ----------------------
                             Dennis E. Hedke,
                                Interim President